UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
March 29, 2011

FelCor Lodging Trust Incorporated
(Exact Name of Registrant as Specified in Charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

545 E. John Carpenter Frwy.
Suite 1300
Dallas, TX
(Address of principal	75062
executive offices)	(Zip code)
(972) 444-4900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.
          On March 29, 2011, FelCor Lodging Trust Incorporated (the “Company”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement relates to the public offering of 24,000,000 shares of the Company’s common stock, par value $0.01 per share, at a public offering price of $6.00 per share. Pursuant to the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to an additional 3,600,000 shares of the Company’s common stock at the public offering price (less the underwriting discount) solely to cover over-allotments. On March 31, 2011, the underwriters exercised the over-allotment option in full. The offering closed on April 1, 2011.
          The offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-155316), filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2008 and declared effective on December 3, 2008 (the “Shelf Registration Statement”), and a prospectus, which consists of a base prospectus, a preliminary prospectus supplement, filed with the SEC on March 28, 2011, and a prospectus supplement, filed with the SEC on March 31, 2011 (collectively, the “Prospectus”).
          A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the contents thereof are incorporated herein by reference.
          In connection with the stock sold pursuant to the Underwriting Agreement, the Company is filing a legal opinion of Miles & Stockbridge P.C., attached as Exhibit 5.1 to this Current Report on Form 8-K, to incorporate such opinion by reference into the Shelf Registration Statement and into the Prospectus. The Company is also filing a legal opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., attached as Exhibit 8.1 to this Current Report on Form 8-K, to incorporate such opinion by reference into the Shelf Registration Statement and into the Prospectus.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Exhibit
1.1	Underwriting Agreement, dated March 29, 2011, by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Miles & Stockbridge P.C.

8.1	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

23.1	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1).

23.2	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in Exhibit 8.1).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 4, 2011	FelCor Lodging Trust Incorporated
	By:	/s/ Jonathan H. Yellen
Jonathan H. Yellen
Executive Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
1.1	Underwriting Agreement, dated March 29, 2011, by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Miles & Stockbridge P.C.

8.1	Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.

23.1	Consent of Miles & Stockbridge P.C. (included in Exhibit 5.1).

23.2	Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P. (included in Exhibit 8.1).